GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Investor, Class R, Class R6, and Class P Shares

of the

Goldman Sachs GQG Partners International Opportunities Fund

(the “Fund”)

Supplement dated December 5, 2022 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated February 28, 2022, as supplemented to date

Effective immediately, James Anders no longer serves as a portfolio manager for the Fund. Rajiv Jain, Brian Kersmanc and Sudarshan Murthy will continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

All references to Mr. Anders in his capacity as a portfolio manager to the Fund in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

GSGQGINTLSTK 12-22